UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

QUEST WATER GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56480	27-1994359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 209 – 828 Harbourside Drive North Vancouver, British Columbia, Canada	V7P 3R9
(Address of principal executive offices)	(Zip Code)

(888) 897-5536

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 26, 2023, Quest Water Global, Inc. (the “Company”) was informed that the Public Company Accounting Oversight Board (“PCAOB”) had revoked the registration of the Company’s independent accountant, K.R. Margetson Ltd. (“Margetson”). At the Company’s request, Margetson resigned as the Company’s independent accountant effective the same day.

On October 2, 2023, the Company engaged Fruci & Associates II, PLLC (“Fruci”), as the Company’s new independent accountant to replace Margetson.

The reports of Margetson regarding the Company’s financial statements for the fiscal years ended December 31, 2022 and 2021, being the two most recent fiscal years for which the Company has filed audited financial statements with the Securities and Exchange Commission (the “SEC”), did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

The board of directors of the Company, acting as the audit committee, approved the decision to change independent accountants.

During the fiscal years ended December 31, 2022 and 2021, and through September 26, 2023, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Margetson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Margetson, would have caused Margetson to make reference thereto in connection with its report.

During the fiscal years ended December 31, 2022 and 2021, and through September 26, 2023, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management of the Company discussed with Margetson the continued existence of material weaknesses in the Company’s internal control over financial reporting.

The Company requested Margetson to furnish it with a letter addressed to the SEC stating whether or not Margetson agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 3, 2023, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the Company’s fiscal years ended December 31, 2022 and 2021, and through September 26, 2023, neither the Company nor anyone on the Company’s behalf consulted with Fruci regarding any of the following:

(i)	either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Fruci concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description
16.1	Letter from K.R. Margetson Ltd.to the Securities and Exchange Commission dated October 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2023	QUEST WATER GLOBAL, INC.

	By:	/s/ John Balanko
John Balanko
Chairman, President, Chief Executive Officer, Director